                                                                   Exhibit 10.22

          VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EARLIER OF (A) May 1, 1998, (B) THE EARLY EXPIRATION DATE (AS HEREINAFTER DEFINED) OR (C) THE FINAL REDEMPTION DATE (AS HEREINAFTER DEFINED).

          NEITHER THIS WARRANT NOR THE WARRANT SHARES (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE WARRANT SHARES MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS UNDER FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO PHARMACEUTICAL RESOURCES, INC. THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT. THE WARRANT SHARES ARE ALSO SUBJECT TO THE LIMITATIONS ON TRANSFER PURSUANT TO A STOCK PURCHASE AGREEMENT DATED MARCH 25, 1995, BETWEEN PHARMACEUTICAL RESOURCES, INC. AND THE HOLDER HEREOF (A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY).


                         PHARMACEUTICAL RESOURCES, INC.


                        Warrant to Purchase Common Stock
                        --------------------------------

                                                              September 21, 1995

               FOR VALUE RECEIVED, PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation (the "Company"), hereby certifies that CLAL PHARMACEUTICAL INDUSTRIES LTD., a corporation formed under the laws of the State of Israel (the "Holder"), together with its permitted assigns, is entitled, subject to the provisions of this Warrant, to purchase from the Company up to One Million Sixty-Eight Thousand Eight Hundred Twenty-Five (1,068,825) shares of common stock, par value $.01 per share, of the Company
     ("Common Shares") at a price (the "Exercise Price") of Eleven Dollars ($11.00) per share during the period commencing on the date hereof and expiring at 5:00 P.M., New York City time, on May 1, 1996 (the "First Period") or Twelve Dollars ($12.00) per share during the period commencing on May 2, 1996 and expiring at 5:00 P.M., New York City time, on May 1, 1998 (the "Second Period"). This Warrant is being executed and delivered by the Company in connection with a Stock Purchase Agreement dated

     March 25, 1995, between the Company and the Holder (the "Stock Purchase Agreement").


     SECTION 1.  Exercise of Warrant.  Subject to the provisions hereof, this
                 --------------------
     Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing on the date hereof and expiring at 5:00 p.m., New York City time, on the first to occur of (a) May 1, 1998, (b) the Early Expiration Date or (c) the Final Redemption Date, by presentation and surrender of this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by United States certified or official bank check payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. Upon receipt thereof, the Company shall, as soon as practicable but in any case within five business days, cause to be delivered to the Holder one or more certificates representing the aggregate number of fully paid and nonassessable shares of Common Stock issuable upon exercise as specified in the Form. If this Warrant should be exercised or redeemed in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. All such Warrants shall be dated the date of this Warrant. The shares issuable upon exercise of this Warrant, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares". The Warrant Shares and the Exercise Price may be adjusted from time to time as hereinafter set forth.

               SECTION 2.  Reservation of Shares.  The Company will reserve for
                           ----------------------
     issuance and delivery upon exercise of this Warrant all authorized but unissued Common Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant.

               SECTION 3.  Fractional Shares.  The Company shall not be required
                           ------------------
     to issue certificates representing fractions of shares, and it shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated by rounding up or down to the closest whole number.

               SECTION 4.  Restrictions on Transfer; Registration.
                           ---------------------------------------

               4.1  Limited Transferability.  This Warrant may not be sold,
                    ------------------------
     transferred, pledged or otherwise disposed of (collectively, "Transferred") by the Holder, except to any successor firm or corporation of the Holder and shall be so transferable only upon the books of the Company. The Company may treat the registered holder of this Warrant as it appears on the Company's books at any time as the Holder for all purposes.

               4.2  Compliance with Stock Purchase Agreement.  No Warrant Shares
                    -----------------------------------------
     may be transferred except in compliance with Section 11.1 of the Stock Purchase Agreement.

               4.3  Legend.  Each certificate for the Warrant Shares shall be
                    -------
     endorsed with the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EFFECTIVE REGISTRATION STATE MENTS UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO LIMITATIONS ON TRANSFER PURSUANT TO A STOCK PURCHASE AGREEMENT DATED MARCH 25, 1995, BETWEEN THE COMPANY AND THE HOLDER HEREOF (A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY)."

               4.4  Registration.  The Warrant Shares shall have the benefit of
                    -------------
     a Registration Rights Agreement, dated the date of this Warrant, between the Company and the Holder.

               4.5  Listing.  The Company shall not be obligated to deliver any
                    --------
     Warrant Shares unless and until such Warrant Shares shall have been listed on each securities exchange or other self-regulatory body on which the Common Shares may then be listed or until there shall have been qualification under or compliance with applicable Federal or state laws. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

               SECTION 5.  Rights of the Holder.  The Holder shall not, by
                           ---------------------
     virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

               SECTION 6.  Anti-Dilution Provisions.
                           -------------------------

               6.1. Adjustments for Stock Dividends; Combinations, Etc. In case
                    ---------------------------------------------------
     the Company shall do any of the following (each, an "Event"):

               (a) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company;

               (b) effect a subdivision of its outstanding Common Shares into a greater number of Common Shares (by reclassification, stock split or otherwise than by payment of a dividend in Common Shares);

               (c) effect a combination of its outstanding Common Shares into a lesser number of Common Shares (by reclassification, reverse split or otherwise);

               (d) issue by reclassification, exchange or substitution of its Common Shares any shares of capital stock of the Company; or

               (e) effect any other transaction having a similar effect,

     then the Exercise Price in effect at the time of the record date for such Event shall be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such Event and the denominator of which shall be the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than One Cent ($.01), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Event shall occur.

               6.2  Adjustment in the Number of Warrant Shares. Whenever the
                    -------------------------------------------
     Exercise Price shall be adjusted pursuant to Section 6.1 hereof, the number of Warrant Shares which the Holder may purchase upon exercise of the Warrant shall be adjusted, to the nearest full share, by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

               6.3  Adjustment for Consolidation or Merger.  In case of any
                    ---------------------------------------
     consolidation or merger to which the Company shall be a party, other than a consolidation or merger in which the Company shall be the surviving or continuing corporation, or in case of any sale or conveyance to another entity of all or substantially all of the property of the Company, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of any other corporation with the Company), the Holder shall have the right thereafter to convert this Warrant into the kind and amount of securities, cash or other property which it would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such transaction and, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 6 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 6 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. Notice of any such consolidation, merger, statutory exchange, sale or conveyance, and of the provisions proposed to be adjusted, shall be mailed to the Holder not less than thirty days prior to such event.


               SECTION 7.  Redemption.
                           -----------

               7.1  Optional Redemption.  The Company may, at any time after
                    --------------------
     December 1, 1995, and from time to time, elect to redeem all or any portion of this Warrant at a redemption price of One Cent ($.01) per share (the "Redemption Price") in the event that the average of the closing sale prices per share of the Common Shares on The New York Stock Exchange for any forty-five consecutive trading days shall equal or exceed the Target Price (as hereinafter defined). For purposes hereof, the "Target Price" shall be Seventeen Dollars ($17.00) per share until May 1, 1996 and thereafter shall be Eighteen Dollars ($18.00) per share. The Target Price shall be subject to adjustment in the manner set forth in Section 6.1 if any of the events set forth therein shall occur. Following any redemption pursuant to this Section 7.1, a further forty-five consecutive day trading period in which the closing sale prices per share of the Common Shares on the New York Stock Exchange shall equal or exceed the Target Price shall apply to any further right to redemption by the Company.

               7.2  Redemption After Sale of Shares.  The Company may elect to
                    --------------------------------
     redeem all or a portion of this Warrant at the Redemption Price at any time after the Holder shall hold less than 8% of the issued and outstanding Common Shares.

               7.3  Redemption Notice.  If the Company shall elect to redeem
                    ------------------
     this Warrant or any portion thereof pursuant to Sections 7.1 or 7.2 hereof, notice of redemption shall be given to the Holder not less than thirty days prior to the date fixed by the Company for redemption (the "Redemption Date"). Such notice shall specify the portion of the Warrant to be redeemed, the reason for the redemption, the Redemption Date and the Redemption Price. Such notice shall also state that payment of such Redemption Price will be made at the principal office of the Company, upon presentation and surrender of this Warrant within thirty days following the Redemption Date and that the right to exercise this Warrant (to the extent redeemed) shall terminate at 5:00 P.M., New York City time, on the Redemption Date. "Final Redemption Date" shall mean the Redemption Date fixed by the Company for redemption of the remaining portion of this Warrant.

               SECTION 8.  Early Expiration Date.  Notwithstanding anything to
                           ----------------------
     the contrary contained herein, this Warrant shall expire on May 1, 1997 and shall cease to be exercisable, in whole or in part, after such date, if the Company's net income after tax, as set forth on the Company's year-end audited financial statements and as adjusted pursuant to this Section 8, for its fiscal year ended September 28, 1996, shall exceed $5,000,000 (the "Early Expiration Date"). The Company's net income after tax, for purposes of this Section 8, shall be recomputed to (a) exclude the amount of any extraordinary items of income or loss determined in accordance with generally accepted accounting principles in the United States, and (b) subtract the amount, if any, by which $6,500,000 exceeds the amount of the Company's research and development expenses, as shown on its year-end audited financial statements for its 1996 fiscal year (exclusive of any amounts included in such research and development expenses attributable to the Company's investment in the joint venture formed pursuant to that certain Joint Venture Agreement, dated as of the date hereof between the Company and the Holder).

               SECTION 9.  Increase in Exercise Price.  [Intentionally Omitted.]
                           ---------------------------

               SECTION 10.  Reduction in Warrant Shares.  If the Holder shall,
                            ----------------------------
     at any time and from time to time after the date hereof, purchase or acquire, in open market transactions, any number of Securities (as hereinafter defined) in accordance with Section 11.2(b) of the Stock Purchase Agreement, the number of Warrant Shares issuable upon exercise of this Warrant shall, as of the date of such acquisition, be reduced in the manner specified in said Section 11.2(b) of the Stock Purchase Agreement. For the purposes hereof, "Securities" shall mean and include Common Shares, and any rights, options, warrants or other securities of the Company exercisable or exchangeable for, or convertible into Common Shares.

               SECTION 11.  Fully Paid Shares; Taxes.  The Company agrees that
                            -------------------------
     the Common Shares represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued, fully paid and nonassessable, free and clear of all liens, pledges, options, claims or other encumbrances. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes (but not including any income taxes) which may be payable in respect of the issue of any Warrant
     Shares or certificates therefor.

               SECTION 12.  Lost, Stolen or Destroyed Warrants.  In the event
                            -----------------------------------
     that the Holder shall notify the Company that this Warrant has been lost, stolen or destroyed and either (a) provides a letter, in form satisfactory to the Company, to the effect that it shall indemnify the Company from any loss incurred by the Company in connection therewith, and/or (b) provides an indemnity bond in such amount as shall be reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

               SECTION 13.  Notices.  All notices hereunder shall be in writing
                            --------
     and shall be given: (a) if to the Company, at One Ram Ridge Road, Spring Valley, New York 10977 (attention: Kenneth I. Sawyer), fax number: (914) 425-5097, or such other address or fax number as the Company has designated in writing to the Holder, or (b) if to the Holder, at Clal House, 5 Druyanov Street, Tel Aviv 63143, Israel (attention: Zeev Zahavi), fax number: (011-972-3) 293633, with a copy to Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036 (attention: Jeffrey
     A. Horwitz, Esq.), fax number: (212) 969-2900, or such other address or fax number as the Holder shall have designated in writing to the Company. Any notice shall be deemed to have been given if personally delivered or sent by express commercial courier or delivery service or by telegram, telefax, telex or facsimile transmission. Any notice given in any other manner shall be deemed given when actually received.

               SECTION 14.  Amendments; Waiver.  This Warrant may not be amended
                            -------------------
     or terminated, and no provision hereof may be waived, except pursuant to a written instrument executed by the Company and the Holder.

               SECTION 15.  Headings.  The headings of the Sections of this
                            ---------
     Warrant have been inserted for convenience of reference only and shall not be deemed to be a part of this Warrant.

               SECTION 16.  Applicable Law.  This Warrant is issued under, and
                            ---------------
     shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, on September 21, 1995.


                                                  PHARMACEUTICAL RESOURCES, INC.



                                                By______________________________
                                                               Kenneth I. Sawyer
                                                                       President

Attest:




-------------------------
Robert I. Edinger
Secretary

                         PHARMACEUTICAL RESOURCES, INC.

                             WARRANT EXERCISE FORM
                             ---------------------


               The undersigned hereby irrevocably elects to exercise the within
     Warrant dated              , 1995, and expiring on               , 1998, to
                   -------------                        --------------
     the extent of purchasing             shares of common stock of
                              -----------
     Pharmaceutical Resources, Inc.  The undersigned hereby makes a payment of

     $           in payment therefor.
      ----------


                                         ------------------------------
                                         Name of Holder


                                         ------------------------------
                                         Signature of Holder
                                         or Authorized Representative


                                         ------------------------------
                                         Name and Title of Authorized
                                         Representative


                                         ------------------------------
                                         Address of Holder


                                         ------------------------------
                                         Date